EXHIBIT 99.1

Lakeland Bancorp Reports Third Quarter Results and Increases Cash Dividend

OAK RIDGE, N.J., Oct. 14, 2010 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following developments in the third quarter of 2010:

  Net Income in the third quarter of 2010 totaled $4.9 million, which compared to $2.0 million for the same period last year. Net Income Available to Common Shareholders was $3.3 million or $0.14 per diluted share for the third quarter of 2010, as compared to $1.1 million, or $0.05 per diluted share reported in the third quarter of 2009.
  As previously reported, the Company repaid $20.0 million of the previously outstanding $59.0 million in preferred stock to the U.S. Department of the Treasury under the Capital Purchase Program in the third quarter of 2010. This repayment will result in annualized savings of $1.2 million due to the elimination of the associated preferred dividends and related discount accretion. A non-cash charge of $898,000 was recorded in the third quarter of 2010, reflecting the acceleration of the preferred stock discount accretion related to the preferred stock repaid. This charge had an impact of ($0.04) per diluted share in the third quarter 2010 results.
  The Company declared a quarterly cash dividend of $0.06 per common share, an increase of $0.01 per common share from the previous quarter. The cash dividend will be paid on November 15, 2010 to holders of record as of the close of business on October 29, 2010. The Company also declared a dividend of 5% for the quarterly dividend payment due November 15, 2010 for the remaining preferred stock issued to the U.S. Department of the Treasury under the Capital Purchase Program.
  In the third quarter of 2010, net interest margin at 3.93% was 31 basis points higher than 3.62% reported in the same period last year. This improvement in net interest margin from the same period last year was a result of a 9% increase in net interest income, which resulted primarily from a 37% decrease in interest expense.
  Noninterest bearing demand deposits at $379.6 million increased by $21.6 million or 6% from June 30, 2010 and by $56.5 million, or 17%, from year-end 2009. Core deposits represented 80% of total deposits at September 30, 2010 as compared to 78% at year-end 2009.
  The efficiency ratio, a non-GAAP measure, was 56.4% in the third quarter of 2010 as compared to 62.1% for the same period last year.

Net Income for the first nine months of 2010 was $14.2 million, compared to a Net Loss of ($7.5) million for the same period last year. Net Income Available to Common Shareholders for the first nine months of 2010 was $10.8 million or $0.45 per diluted share, as compared to a loss of ($9.8) million or ($0.42) per diluted share for the first nine months of 2009.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "We are pleased to report a significant increase in Net Income this quarter as compared to the third quarter last year, which was driven by an improved net interest margin and controlled management of expenses. In recognition of the strong results this year, we are pleased to reward our loyal shareholders with an increase in the quarterly cash dividend. Additionally, we are very excited to introduce a new brand identity for Lakeland Bank. This new "look", which will appear in all of our marketing communications, enhances our community banking model, which offers individualized service to both retail and commercial customers alike."

Earnings

Net Interest Income

Net interest income for the third quarter of 2010 was $25.0 million, or 9% greater than the $23.0 million earned in the third quarter of 2009. Net interest margin increased by 31 basis points to 3.93% from 3.62% reported in the third quarter of 2009.  The increase in net interest margin was primarily driven by the continued decrease in the cost of funds. The Company's yield on interest-earning assets in the third quarter of 2010 was 4.93%, a decrease of 25 basis points from the same period last year and eight basis points lower than the second quarter of 2010. The cost of interest-bearing liabilities was 1.18%, a decrease of 66 basis points from the third quarter of 2009 and seven basis points from the second quarter of 2010.

Year-to-date, net interest income was $74.5 million, or 9% higher than the $68.4 million reported for the first nine months of 2009. Net interest margin for the first nine months of 2010 at 3.96% compared to 3.68% for the same period last year. The Company's yield on earning assets decreased 36 basis points from 5.38% for the first nine months of 2009, to 5.02% for the same period this year. The Company's cost of interest bearing liabilities decreased 74 basis points from 2.00% for the first nine months of 2009 to 1.26% for the first nine months of 2010.

Noninterest income

Noninterest income, excluding net gains on investment securities, totaled $4.4 million for the third quarter of 2010, as compared to $3.6 million for the same period last year. In the third quarter of 2010, there were $1.7 million in net gain on sales of investment securities as compared to no gains or losses in the third quarter of 2009. Service charges on deposits at $2.7 million decreased by $90,000, while commissions and fees at $965,000 decreased by 8% primarily due to reduced loan fees. Gains on leasing related assets were $312,000 in the third quarter of 2010 as compared to losses of $709,000 in the third quarter of 2009.

Noninterest income for the first nine months of 2010, excluding gains on the sale of investment securities, totaled $13.1 million, as compared to $11.6 million for the same period last year. Net gains on investment securities for the first nine months of 2010 were $1.7 million as compared to gains of $353,000 for the same period last year. Service charges on deposit accounts at $7.6 million were $508,000 or 6% lower than the first nine months of 2009, primarily due to lower overdraft fees collected. Gains on leasing related assets were $1.2 million in the first nine months of 2010 as compared to losses of $1.1 million in the first nine months of 2009. Income on bank owned life insurance at $1.1 million decreased by $326,000 as compared to the first nine months of 2009 as the Company received an insurance benefit on a bank owned life insurance policy in 2009.

Noninterest expense

Noninterest expense for the third quarter of 2010 was $19.0 million compared to $17.1 million for the same period last year. Included in noninterest expense in the third quarter of 2010 was a $1.8 million fee on the prepayment of $30.0 million in long-term debt, at an average rate of 5.02%. Excluding this item, noninterest expenses at $17.1 million were equivalent to the total reported for the same period last year. Salary and benefit expense at $9.1 million was $528,000, or 6% higher than the same period last year. Collection expenses for the third quarter of 2010 at $188,000 and marketing expenses at $511,000, decreased by $217,000 and $156,000, respectively, as compared to the same period last year.

For the first nine months of 2010, noninterest expense at $52.8 million compared to $53.5 million for the first nine months of 2009. Included in the total for 2010 is the $1.8 million prepayment fee previously mentioned, while in 2009 noninterest expense included a $1.2 million industry-wide special FDIC assessment and a $704,000 expense incurred relating to the pretax payout on a life insurance benefit. Excluding these items, non-interest expenses in 2010 at $51.0 million were $539,000 lower than $51.5 million reported last year. Collection expenses at $495,000 and expenses on other real estate owned and other repossessed assets at $354,000, decreased by $792,000 and $563,000, respectively, while legal expenses at $1.2 million increased by $521,000 as compared to the same period last year.

Financial Condition

At September 30, 2010, total assets were $2.8 billion, a $45.5 million increase from year-end 2009. Total loans at $2.0 billion decreased by $30.0 million from December 31, 2009. This decrease was primarily due to a $41.0 million, or 34%, decrease in leasing loans, which totaled $79.5 million at September 30, 2010.  Residential mortgage loans at $403.0 million and commercial and industrial loans at $173.2 million, increased in the first nine months of 2010 by $20.2 million and $4.7 million, respectively. Total deposits at $2.2 billion increased by $77.6 million, or 4% from year-end 2009. Noninterest bearing demand deposits at $379.6 million and savings and interest-bearing transaction accounts at $1.41 billion have increased by $56.5 million and $44.8 million, respectively. This increase was partially offset by a decrease in time deposits of $23.7 million. The loan-to-deposit ratio on September 30, 2010 was 89%, which compared to 93% on September 30, 2009.

Asset Quality

At September 30, 2010, non-performing assets totaled $45.2 million (1.63% of total assets). The Allowance for Loan and Lease Losses totaled $27.2 million at September 30, 2010, and represented 1.37% of total loans. During the third quarter of 2010, the Company had net charge-offs of $5.4 million (annualized 1.09% of total loans).

Capital

Stockholders' equity was $260.7 million and book value per common share was $9.28 as of September 30, 2010. As of September 30, 2010, the Company's leverage ratio was 9.14%. Tier I and total risk based capital ratios were 12.44% and 13.69%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.8 billion and forty-eight (48) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three months ended Sept 30,		Nine months ended Sept 30,

	2010	2009	2010	2009
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 24,990	$ 23,022	$ 74,506	$ 68,397
Provision for Loan and Lease Losses	(4,857)	(4,718)	(14,737)	(45,177)
Noninterest Income (excluding
investment securities gains)	4,408	3,554	13,069	11,584
Gains on investment securities	1,681	--	1,682	353
Noninterest Expense	(18,951)	(17,077)	(52,838)	(53,481)
Pretax Income (Loss)	7,271	4,781	21,682	(18,324)
Tax (Expense) Benefit	(2,399)	(2,770)	(7,491)	10,788
Net Income (Loss)	$ 4,872	$ 2,011	$ 14,191	$ (7,536)
Dividends on Preferred Stock and Discount Accretion	(1,589)	(885)	(3,391)	(2,309)
Net Income (Loss) Available to Common Stockholders	$ 3,283	$ 1,126	$ 10,800	$ (9,845)

Basic Earnings (Loss) Per Common Share	$ 0.14	$ 0.05	$ 0.45	$ (0.42)
Diluted Earnings (Loss) Per Common Share	$ 0.14	$ 0.05	$ 0.45	$ (0.42)
Dividends per Common Share	$ 0.05	$ 0.05	$ 0.15	$ 0.25
Weighted Average Shares - Basic	23,921	23,695	23,880	23,651
Weighted Average Shares - Diluted	23,958	23,731	23,905	23,651

SELECTED OPERATING RATIOS
Annualized Return on Average Assets (1)	0.69%	0.29%	0.69%	NM
Annualized Return on Average Common Equity (1)	8.63%	3.77%	8.65%	NM
Annualized Return on Average Tangible Common Equity (1) (4)	14.23%	6.52%	14.48%	NM
Annualized Return on Interest Earning Assets	4.93%	5.18%	5.02%	5.38%
Annualized Cost of funds	1.18%	1.84%	1.26%	2.00%
Annualized Net interest spread	3.74%	3.34%	3.76%	3.38%
Annualized Net interest margin	3.93%	3.62%	3.96%	3.68%
Efficiency ratio (4)	56.40%	62.07%	56.40%	63.99%
Stockholders' equity to total assets			9.41%	9.72%
Book value per common share (2)			$9.28	$8.95
Tangible book value per common share (2) (4)			$5.63	$5.21
Tangible common equity to tangible assets (2) (4)			5.05%	4.63%

ASSET QUALITY RATIOS			9/30/2010	12/31/2009
Ratio of allowance for loan and lease losses to total loans (3)			1.37%	1.27%
Non-performing loans to total loans (3)			2.19%	1.92%
Non-performing assets to total assets (3)			1.63%	1.49%
Annualized net charge-offs to average loans (3)			0.87%	2.55%

SELECTED BALANCE SHEET DATA AT PERIOD-END			9/30/2010	12/31/2009
Loans and Leases			$ 1,984,139	$ 2,014,127
Allowance for Loan and Lease Losses			(27,218)	(25,563)
Investment Securities			508,606	457,351
Total Assets			2,769,471	2,723,968
Total Deposits			2,234,772	2,157,187
Short-Term Borrowings			68,448	63,672
Long-Term Debt			193,222	223,222
Stockholders' Equity			260,725	267,986

SELECTED AVERAGE BALANCE SHEET DATA	For the three months ended		For the nine months ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Loans and Leases, net	1,976,248	1,982,700	1,994,922	2,010,594
Investment Securities	506,485	521,468	485,810	458,995
Interest-Earning Assets	2,546,557	2,554,132	2,540,854	2,515,686
Total Assets	2,781,733	2,771,358	2,768,526	2,719,203
Core Deposits	1,766,282	1,556,868	1,736,325	1,481,678
Time Deposits	452,129	600,638	467,052	620,001
Total Deposits	2,218,411	2,157,506	2,203,377	2,101,679
Short-Term Borrowings	62,015	45,628	58,647	47,656
Long-Term Debt	143,049	204,657	144,974	208,858
Subordinated Debentures	77,322	77,322	77,322	77,322
Total Interest-Bearing Liabilities	2,136,722	2,162,776	2,135,792	2,126,636
Stockholders' Equity	268,295	267,288	271,616	266,641
Common Stockholders' Equity	223,941	211,501	219,431	218,288

(1) Ratios for the nine months ended September 30, 2009 are not meaningful and therefore not reported.
(2) Excludes preferred stock
(3) Includes leases held for sale
(4) See supplemental information - non-GAAP financial measures
Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$27,670	$28,633	$83,971	$87,931
Federal funds sold and interest bearing deposits with banks	42	32	110	89
Taxable investment securities	3,107	3,775	9,099	10,566
Tax exempt investment securities	495	550	1,512	1,713
TOTAL INTEREST INCOME	31,314	32,990	94,692	100,299
INTEREST EXPENSE
Deposits	3,584	6,561	11,857	21,469
Federal funds purchased and securities sold
under agreements to repurchase	27	29	95	96
Long-term debt	2,713	3,378	8,234	10,337
TOTAL INTEREST EXPENSE	6,324	9,968	20,186	31,902
NET INTEREST INCOME	24,990	23,022	74,506	68,397
Provision for loan and lease losses	4,857	4,718	14,737	45,177
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	20,133	18,304	59,769	23,220

NONINTEREST INCOME
Service charges on deposit accounts	2,678	2,768	7,626	8,134
Commissions and fees	965	1,045	2,683	2,741
Gain on sales of investment securities	1,681	0	1,682	353
Income on bank owned life insurance	376	324	1,147	1,473
Gain (loss) on leasing related assets	312	(709)	1,171	(1,055)
Other income	77	126	442	291
TOTAL NONINTEREST INCOME	6,089	3,554	14,751	11,937
NONINTEREST EXPENSE
Salaries and employee benefits	9,073	8,545	26,972	25,867
Net occupancy expense	1,594	1,596	5,025	5,067
Furniture and equipment	1,270	1,235	3,661	3,719
Stationery, supplies and postage	360	394	1,172	1,215
Marketing expense	511	667	1,713	2,008
Amortization of core deposit intangibles	265	265	796	796
FDIC insurance expense	937	1,231	2,834	4,547
Collection expense	188	405	495	1,287
Legal expense	411	353	1,175	654
Expenses on other real estate owned and other repossessed assets	119	133	354	917
Long-term debt prepayment fee	1,835	--	1,835	--
Other expenses	2,388	2,253	6,806	7,404
TOTAL NONINTEREST EXPENSE	18,951	17,077	52,838	53,481
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	7,271	4,781	21,682	(18,324)
Provision (benefit) for income taxes	2,399	2,770	7,491	(10,788)
NET INCOME (LOSS)	$4,872	$2,011	$14,191	($7,536)
Dividends on Preferred Stock and Discount Accretion	1,589	885	3,391	2,309
Net Income (Loss) Available to Common Stockholders	$3,283	$1,126	$10,800	($9,845)
EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.14	$0.05	$0.45	$(0.42)
Diluted	$0.14	$0.05	$0.45	$(0.42)

DIVIDENDS PER COMMON SHARE	$0.05	$0.05	$0.15	$0.25
Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
ASSETS	2010	2009
(dollars in thousands)	(unaudited)
Cash and due from banks	$42,547	$31,869
Federal funds sold and interest-bearing deposits due from banks	54,048	26,794
Total cash and cash equivalents	96,595	58,663
Investment securities available for sale	437,597	375,530
Investment securities held to maturity; fair value of $74,071 in 2010 and $84,389 in 2009	71,009	81,821
Loans:
Commercial real estate	1,021,401	1,026,494
Commercial and industrial	173,163	168,450
Leases	77,440	113,161
Residential mortgages	403,019	382,778
Consumer and home equity	307,087	315,930
Leases held for sale, at fair value	2,029	7,314
Total loans	1,984,139	2,014,127
Deferred cost	2,712	2,908
Allowance for loan and lease losses	(27,218)	(25,563)
Net loans	1,959,633	1,991,472
Premises and equipment - net	27,792	29,196
Accrued interest receivable	8,787	8,943
Goodwill	87,111	87,111
Other identifiable intangible assets, net	843	1,640
Bank owned life insurance	42,867	41,720
Other assets	37,237	47,872
TOTAL ASSETS	$2,769,471	$2,723,968

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$379,625	$323,175
Savings and interest-bearing transaction accounts	1,413,063	1,368,272
Time deposits under $100,000	256,705	283,512
Time deposits $100,000 and over	185,379	182,228
Total deposits	2,234,772	2,157,187
Federal funds purchased and securities sold under agreements to repurchase	68,448	63,672
Long-term debt	115,900	145,900
Subordinated debentures	77,322	77,322
Other liabilities	12,304	11,901
TOTAL LIABILITIES	2,508,746	2,455,982

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 39,000 shares at September 30, 2010 and 59,000 shares at December 31, 2009	37,365	56,023
Common stock, no par value; authorized 40,000,000 shares; issued 24,740,564 shares at September 30, 2010 and December 31, 2009	258,497	259,521
Accumulated Deficit	(27,760)	(34,961)
Treasury shares, at cost, 679,330 shares at September 30, 2010 and 868,428 at December 31, 2009	(9,377)	(11,940)
Accumulated other comprehensive income (loss)	2,000	(657)
TOTAL STOCKHOLDERS' EQUITY	260,725	267,986
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,769,471	$2,723,968
Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(dollars in thousands, except per share data)	2010	2010	2010	2009	2009
INCOME STATEMENT			(unaudited)
Net Interest Income	$ 24,990	$ 24,929	$ 24,587	$ 24,982	$ 23,022
Provision for Loan and Lease Losses	(4,857)	(5,001)	(4,879)	(6,438)	(4,718)
Noninterest Income (excluding
investment securities gains)	4,408	4,553	4,108	4,368	3,554
Gains on investment securities	1,681	--	1	2,552	--
Long-term debt prepayment fee	(1,835)	--	--	(3,075)	--
Noninterest Expense, excluding long-term debt prepayment fee	(17,116)	(17,107)	(16,780)	(17,238)	(17,077)
Pretax Income	7,271	7,374	7,037	5,151	4,781
Tax Expense	(2,399)	(2,621)	(2,471)	(3,011)	(2,770)
Net Income	$ 4,872	$ 4,753	$ 4,566	$ 2,140	$ 2,011
Dividends on Preferred Stock and Discount Accretion	(1,589)	(904)	(898)	(885)	(885)
Net Income Available to Common Stockholders	$ 3,283	$ 3,849	$ 3,668	$ 1,255	$ 1,126

Basic Earnings Per Common Share	$ 0.14	$ 0.16	$ 0.15	$ 0.05	$ 0.05
Diluted Earnings Per Common Share	$ 0.14	$ 0.16	$ 0.15	$ 0.05	$ 0.05
Dividends per Common Share	$ 0.05	$ 0.05	$ 0.05	$ 0.05	$ 0.05
Weighted Average Shares - Basic	23,921	23,888	23,829	23,736	23,695
Weighted Average Shares - Diluted	23,958	23,964	23,839	23,739	23,731

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.69%	0.69%	0.67%	0.30%	0.29%
Annualized Return on Average Common Equity	8.63%	8.70%	8.60%	3.98%	3.77%
Annualized Return on Tangible Common Equity (2)	14.23%	14.59%	14.63%	6.82%	6.52%
Annualized Net Interest Margin	3.93%	3.96%	3.99%	3.90%	3.62%
Efficiency ratio (2)	56.40%	55.94%	56.87%	56.99%	62.07%
Stockholders' equity to total assets	9.41%	10.15%	9.85%	9.84%	9.72%
Common stockholders' equity to total assets	8.07%	8.09%	7.82%	7.78%	7.70%
Tangible common equity to tangible assets (2)	5.05%	5.03%	4.78%	4.68%	4.63%
Tier 1 risk-based ratio	12.44%	13.24%	12.94%	12.65%	12.80%
Total risk-based ratio	13.69%	14.49%	14.19%	13.90%	14.04%
Tier 1 leverage ratio	9.14%	9.77%	9.72%	9.44%	9.46%
Book value per common share (1)	$ 9.28	$ 9.22	$ 9.02	$ 8.88	$ 8.95
Tangible book value per common share (1) (2)	$ 5.63	$ 5.55	$ 5.33	$ 5.16	$ 5.21

(1) Excludes preferred stock
(2) See Supplemental Information - Non GAAP financial measures
Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(dollars in thousands)	2010	2010	2010	2009	2009
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 1,984,139	$ 1,992,848	$ 2,005,327	$ 2,014,127	$ 1,964,624
Allowance for Loan and Lease Losses	(27,218)	(27,728)	(26,836)	(25,563)	(24,149)
Investment Securities	508,606	512,154	473,400	457,351	576,160
Total Assets	2,769,471	2,738,557	2,767,976	2,723,968	2,769,463
Total Deposits	2,234,772	2,170,145	2,202,776	2,157,187	2,144,151
Short-Term Borrowings	68,448	54,176	57,326	63,672	62,001
Long-Term Debt	193,222	223,222	223,222	223,222	278,222
Stockholders' Equity	260,725	277,862	272,684	267,986	269,100

Loans and Leases
Commercial real estate	$ 1,021,401	$ 1,026,815	$ 1,030,638	$ 1,026,494	$ 977,721
Commercial and industrial	173,163	174,899	173,056	168,450	147,784
Leases	77,440	87,936	100,738	113,161	130,011
Leases held for sale	2,029	3,233	4,128	7,314	8,946
Residential mortgages	403,019	394,610	387,477	382,778	380,684
Consumer and Home Equity	307,087	305,355	309,290	315,930	319,478
Total loans	$ 1,984,139	$ 1,992,848	$ 2,005,327	$ 2,014,127	$ 1,964,624

Deposits
Noninterest bearing	$ 379,625	$ 358,054	$ 346,651	$ 323,175	$ 323,630
Savings and interest-bearing transaction accounts	1,413,063	1,352,373	1,373,972	1,368,272	1,263,139
Time deposits under $100,000	256,705	266,891	280,500	283,512	348,182
Time deposits $100,000 and over	185,379	192,827	201,653	182,228	209,200
Total deposits	$ 2,234,772	$ 2,170,145	$ 2,202,776	$ 2,157,187	$ 2,144,151

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 1,976,248	$ 1,999,494	$ 2,009,389	$ 1,999,830	$ 1,982,700
Investment Securities	506,485	482,386	468,138	538,830	521,468
Interest-Earning Assets	2,546,557	2,550,143	2,525,632	2,572,501	2,554,132
Total Assets	2,781,733	2,771,724	2,751,793	2,790,501	2,771,358
Non Interest-Bearing Demand Deposits	364,075	351,970	329,152	333,932	322,337
Savings Deposits	319,438	321,699	313,025	309,154	306,449
Interest-Bearing Transaction Accounts	1,082,769	1,051,107	1,075,203	1,046,062	928,082
Time Deposits	452,129	477,542	471,699	498,987	600,638
Total Deposits	2,218,411	2,202,318	2,189,079	2,188,135	2,157,506
Short-Term Borrowings	62,015	58,050	55,807	56,507	45,628
Long-Term Debt	220,371	223,269	223,279	261,563	281,979
Total Interest-Bearing Liabilities	2,136,722	2,131,667	2,139,013	2,172,272	2,162,776
Stockholders' Equity	268,295	275,277	271,309	269,358	267,288
Common Stockholders' Equity	223,941	219,028	215,228	213,422	211,501
Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(dollars in thousands)	2010	2010	2010	2009	2009
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.55%	5.63%	5.70%	5.79%	5.73%
Taxable investment securities	2.80%	2.86%	2.94%	3.18%	3.31%
Tax-exempt securities	4.81%	5.03%	5.12%	5.12%	5.23%
Federal funds sold and interest-bearing cash accounts	0.26%	0.23%	0.23%	0.23%	0.26%
Total interest-earning assets	4.93%	5.01%	5.14%	5.22%	5.18%
Liabilities:
Savings accounts	0.18%	0.19%	0.24%	0.33%	0.43%
Interest-bearing transaction accounts	0.68%	0.76%	0.89%	0.97%	0.95%
Time deposits	1.40%	1.45%	1.57%	2.02%	2.67%
Borrowings	3.88%	3.98%	4.00%	4.05%	4.16%
Total interest-bearing liabilities	1.18%	1.25%	1.36%	1.57%	1.84%
Net interest spread (taxable equivalent basis)	3.74%	3.76%	3.78%	3.65%	3.33%
Annualized Net Interest Margin (taxable equivalent basis)	3.93%	3.96%	3.99%	3.90%	3.62%
Annualized Cost of Deposits	0.64%	0.70%	0.82%	0.97%	1.21%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 27,728	$ 26,836	$ 25,563	$ 24,149	$ 24,379
Provision for loan losses	4,857	5,001	4,879	6,438	4,718
Net Charge-offs	(5,367)	(4,109)	(3,606)	(5,024)	(4,948)
Balance at end of period	$ 27,218	$ 27,728	$ 26,836	$ 25,563	$ 24,149

Net Loan Charge-offs
Commercial real estate	$ 2,937	$ 1,963	$ 2,241	$ 1,778	$ 95
Commercial and industrial	1,077	989	198	527	1,720
Leases	462	828	664	1,902	2,324
Home equity and consumer	784	254	504	573	670
Real estate - mortgage	107	75	(1)	244	139
Net charge-offs	$ 5,367	$ 4,109	$ 3,606	$ 5,024	$ 4,948

Nonperforming Assets
Commercial real estate	$ 20,766	$ 20,053	$ 23,150	$ 25,798	$ 27,988
Commercial and industrial	2,641	3,701	3,984	2,047	2,590
Leases	5,453	6,274	7,582	3,511	4,624
Home equity and consumer	2,653	2,436	2,436	1,890	1,760
Real estate - mortgage	11,960	8,576	7,043	5,465	5,212
Total non-accruing loans	43,473	41,040	44,195	38,711	42,174
Property acquired through foreclosure or repossession	1,745	1,277	1,480	1,864	1,157
Total non-performing assets	$ 45,218	$ 42,317	$ 45,675	$ 40,575	$ 43,331

Loans past due 90 days or more	$ 263	$ 578	$ 383	$ 1,437	$ 2,261
Loans restructured and still accruing	$ 6,326	$ 8,561	$ 7,943	$ 3,432	$ 2,562

Ratio of allowance for loan and lease losses to total loans *	1.37%	1.39%	1.34%	1.27%	1.23%
Non-performing loans to total loans *	2.19%	2.06%	2.20%	1.92%	2.15%
Non-performing assets to total assets *	1.63%	1.55%	1.65%	1.49%	1.56%
Annualized net charge-offs to average loans *	1.09%	0.82%	0.72%	1.00%	1.00%

* Includes leases held for sale
Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(dollars in thousands, except per share amounts)	2010	2010	2010	2009	2009
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 223,360	$ 221,512	$ 216,501	$ 211,963	$ 213,224
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	843	1,109	1,374	1,640	1,905
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 135,406	$ 133,292	$ 128,016	$ 123,212	$ 124,208

Shares outstanding at end of period	24,061	24,027	23,999	23,872	23,833

Book value per share - GAAP	$ 9.28	$ 9.22	$ 9.02	$ 8.88	$ 8.95

Tangible book value per share - Non-GAAP	$ 5.63	$ 5.55	$ 5.33	$ 5.16	$ 5.21

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 135,406	$ 133,292	$ 128,016	$ 123,212	$ 124,208

Total assets at end of period	$ 2,769,471	$ 2,738,557	$ 2,767,976	$ 2,723,968	$ 2,769,463
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	843	1,109	1,374	1,640	1,905
Total tangible assets at end of period - Non-GAAP	$ 2,681,517	$ 2,650,337	$ 2,679,491	$ 2,635,217	$ 2,680,447

Common equity to assets - GAAP	8.07%	8.09%	7.82%	7.78%	7.70%

Tangible common equity to tangible assets - Non-GAAP	5.05%	5.03%	4.78%	4.68%	4.63%

Calculation of return on average tangible common equity				`
Net income - GAAP	$ 4,872	$ 4,753	$ 4,566	$ 2,140	$ 2,011

Total average common stockholders' equity	223,941	219,028	$ 215,228	$ 213,422	$ 211,501
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	990	1,255	1,521	1,785	2,052
Total average tangible common stockholders' equity - Non GAAP	$ 135,840	$ 130,662	$ 126,596	$ 124,526	$ 122,338

Return on average common stockholders' equity - GAAP	8.63%	8.70%	8.60%	3.98%	3.77%

Return on average tangible common stockholders' equity - Non-GAAP	14.23%	14.59%	14.63%	6.82%	6.52%

Calculation of efficiency ratio
Total non-interest expense	$ 18,951	$ 17,107	$ 16,780	$ 20,313	$ 17,077
Less:
Amortization of core deposit intangibles	(265)	(266)	(265)	(266)	(265)
Other real estate owned and other repossessed asset expense	(119)	(198)	(37)	(85)	(133)
Long-term debt prepayment fee	(1,835)	--	--	(3,075)	--
Non-interest expense, as adjusted	$ 16,732	$ 16,643	$ 16,478	$ 16,887	$ 16,679

Net interest income	$ 24,990	$ 24,929	$ 24,587	$ 24,982	$ 23,022
Noninterest income	6,089	4,553	4,109	6,920	3,554
Total revenue	31,079	29,482	28,696	31,902	26,576
Plus: Tax-equivalent adjustment on municipal securities	267	268	280	283	296
Less: gains on investment securities	(1,681)	--	(1)	(2,552)	--
Total revenue, as adjusted	$ 29,665	$ 29,750	$ 28,975	$ 29,633	$ 26,872

Efficiency ratio - Non-GAAP	56.40%	55.94%	56.87%	56.99%	62.07%
Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the nine months ended,
	September 30,	September 30,
(dollars in thousands, except per share amounts)	2010	2009
Calculation of return on average tangible common equity
Net income (loss) - GAAP	$14,191	($7,536)

Total average common stockholders' equity	$ 219,431	$ 218,288
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	1,254	2,315
Total average tangible common stockholders' equity - Non GAAP	$ 131,066	$ 128,862

Return on average common stockholders' equity - GAAP	8.65%	-4.62%

Return on average tangible common stockholders' equity - Non-GAAP	14.48%	-7.82%

Calculation of efficiency ratio
Total non-interest expense	$ 52,838	$ 53,481
Less:
Amortization of core deposit intangibles	(796)	(796)
Other real estate owned and other repossessed asset expense	(354)	(917)
Long-term debt prepayment fee	(1,835)	--
Non-interest expense, as adjusted	$ 49,853	$ 51,768

Net interest income	$ 74,506	$ 68,397
Noninterest income	14,751	11,937
Total revenue	89,257	80,334
Plus: Tax-equivalent adjustment on municipal securities	814	922
Less: gains on investment securities	(1,682)	(353)
Total revenue, as adjusted	$ 88,389	$ 80,903

Efficiency ratio - Non - GAAP	56.40%	63.99%
CONTACT:  Lakeland Bancorp, Inc.
          Thomas J. Shara, President & CEO
          Joseph F. Hurley, EVP & CFO
          973-697-2000